                                                                     Exhibit 4.4


 [Ambac Assurance Logo]
Certificate Guaranty Insurance Policy
                                                     Ambac Assurance Corporation
                                                      c/o CT Corporation Systems
                                                44 East Mifflin Street, Madison,
                                                                 Wisconsin 53703
                                                          Administrative Office:
                                               One State Street Plaza, New York,
                                                                  New York 10004
                                                       Telephone: (212) 668-0340


Insured Obligations:  $650,000,000                  Policy Number:  AB0210BE
Advanta Mortgage Loan Trust 1998-4a,
Mortgage Backed Notes, Series 1998-A, Class A


                            Premium: Calculated as set forth in the Certificate Guaranty Insurance Policy Endorsement attached hereto and made a part hereof.

Ambac Assurance Corporation (Ambac) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.


/s/P. Lassiter                                      /s/S. Cooke
President                                           Secretary

Effective Date:                                     Authorized Representative

November 24, 1998

NOTE GUARANTY INSURANCE ENDORSEMENT


Attached to and forming                           Effective Date of Endorsement:
part of Policy #ABO210BE                                       November 24, 1998
issued to:


Bankers Trust Company
  of California, N.A.,
as Indenture Trustee for the Holders of
Advanta Mortgage Backed
Notes, Series 1998-4, Class A



         For all purposes of this Policy, the following terms shall have the following meanings:

         "Agreement" shall mean the Sale and Servicing Agreement dated as of November 1, 1998 between Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Bankers Trust Company of California, N.A., as Indenture Trustee, and the Advanta Mortgage Loan Trust 1998-4A, as Issuer, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

         "Certificate Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

         "Deficiency Amount" means the excess, if any, of Required Payments over the Net Available Distribution Amount for such Payment Date.

         "Due for Payment" shall mean the Business Day immediately preceding the Payment Date on which Insured Amounts are due.

         "First Payment Date" shall mean December 28, 1998.

         "Holder" shall mean any person who is the registered owner or beneficial owner of any Class A Notes.

         "Indenture" shall mean the Indenture with respect to the Class A Notes between Advanta Mortgage Loan Trust 1998-4A, as Issuer and Bankers Trust Company of California, N.A. as Indenture Trustee, dated November 1, 1998.

         "Indenture Trustee" shall mean Bankers Trust Company of California, N.A. or its successor-in-interest, in its capacity as Indenture Trustee under the Indenture, or if any successor indenture trustee or any co-trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

         "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of November 24, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Bankers Trust Company of California, N.A., as Indenture Trustee, Ambac Assurance Corporation, as Insurer, and the Issuers as such Agreement may be amended, modified or supplemented from time to time.

         "Insured Amounts" shall mean, with respect to any Payment Date, the Deficiency Amount for such Payment Date.

         "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of (i) Insured Amounts for such Payment Date and (ii) Preference Amounts for any given Business Day.

         "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

         "Late Payment Rate" shall mean for any Payment Date, the greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the then applicable highest rate of interest on the Class A Notes. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "Net Available Distribution Amount" means, with respect to any Payment Date, the amount on deposit in the related Note Account on such Payment Date minus the Owner Trustee's Fee, the Indenture Trustee's Fee and the Premium Amount.

         "Nonpayment" shall mean, with respect to any Payment Date, a Deficiency Amount, owing in respect of such Payment Date.

         "Note Account" shall mean the account created and maintained with the Trustee for the benefit of the Noteholders and the Insurer pursuant to Section
8.3 of the Indenture.

         "Notes" shall mean any one of the Class A Notes substantially in the form set forth in Exhibit A-1 to the Indenture.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

         "Payment Date" shall mean the 25th day of any month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Payment Date.

         "Preference Amount" means any payment of principal or interest on a Class A Note which has become Due for Payment and which is made to a Holder by or on behalf of the Indenture Trustee which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

         "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

         "Reimbursement Amount" shall mean, as to any Payment Date, the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 8.7(b)(viii) of the Indenture, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) without duplication (i) any amounts then due and owing to the Insurer under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate.

         "Required Payments" shall mean, as of any Payment Date, the sum of (i) the Class A Interest Distribution Amount (excluding any Civil Relief Act Shortfalls, any Compensating Interest, any Prepayment Interest Shortfalls, any Available Funds Cap Current Amounts and any Available Funds Cap Carry-Forward Amounts) and (ii) for any Payment Date, any shortfalls in amounts available in the Note Account to pay the Overcollateralization Deficit and (iii) on the Final Scheduled Payment Date, any shortfall in amounts available in the Note Account to pay the outstanding Class A Principal Balance.

         "Trust Agreement" shall mean the Advanta Mortgage Loan Trust 1998-4A between Advanta Mortgage Conduit Services, Inc., as Sponsor and Wilmington Trust Company as Owner Trustee, dated as of November 1, 1998.

         Capitalized used herein and not otherwise defined shall have the meaning assigned to them in the Agreement or the Indenture.

         As provided by the Policy, the Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Insured Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

         The Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         A premium will be payable on this Policy on each Payment Date as provided in Section 8.7(b)(ii) of the Indenture, beginning with the First Payment Date, in an amount equal to the Premium Amount.

         The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York.

         IN WITNESS WHEREOF, the Ambac Assurance Corporation has caused this Endorsement to the Policy to be signed by its duly authorized officers.



/s/____________________________                /s/______________________________
First Vice President                                    Assistant Secretary

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. ABO210BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS


                                                    Date:  [          ]


Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

                  Reference is made to Certificate Guaranty Insurance Policy No. ABO210BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture, as the case may be, unless the context otherwise requires.

                  The Indenture Trustee hereby certifies as follows:


1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

                  2.      The relevant Payment Date is [date].

                  3. Payment on the Notes in respect of the Payment Date is due to be received on ____________________________
                          under the Indenture, in an amount equal to $___________________.

                  4.      There is an Insured Amount of $______________________
                          in respect of the certificates, which amount is an Insured Amount pursuant to the terms of the Indenture.

                  5.      The sum of $____________________ is the Insured
                          Amount that is Due For Payment.

                  6. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the
                           Payment Date.

                  7. The Indenture Trustee hereby requests the payment of the Insured Amount that is Due For Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: __________________________________
                           Indenture Trustee's account number.

                  8. The Indenture Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall
                           (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Note Account and not commingle such funds with other funds held by Trustee and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.


                                               By:______________________________
                                                        Indenture Trustee

                                               Title:__________________________
                                                            (Officer)

 [Ambac Assurance Logo]
Certificate Guaranty Insurance Policy
                                                     Ambac Assurance Corporation
                                                      c/o CT Corporation Systems
                                                44 East Mifflin Street, Madison,
                                                                 Wisconsin 53703
                                                          Administrative Office:
                                               One State Street Plaza, New York,
                                                                  New York 10004
                                                       Telephone: (212) 668-0340






Insured Obligations: $350,000,000                       Policy Number:  AB0211BE
Advanta Mortgage Loan Trust 1998-4b,
Mortgage Backed Notes, Series 1998-4, Class B


                             Premium: Calculated as set forth in the Certificate Guaranty Insurance Policy Endorsement attached hereto and made a part hereof.

Ambac Assurance Corporation (Ambac) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.


/s/P. Lassiter                                        /s/S. Cooke

President                                             Secretary


Effective Date:                                       Authorized Representative


November 24, 1998

                       NOTE GUARANTY INSURANCE ENDORSEMENT


Attached to and forming                           Effective Date of Endorsement:
part of Policy #ABO211BE                                       November 24, 1998
issued to:


Bankers Trust Company
  of California, N.A.,
as Indenture Trustee for the Holders of
Advanta Mortgage Backed
Notes, Series 1998-4, Class B



         For all purposes of this Policy, the following terms shall have the following meanings:

         "Agreement" shall mean the Sale and Servicing Agreement dated as of November 1, 1998 between Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Bankers Trust Company of California, N.A., as Indenture Trustee, and the Advanta Mortgage Loan Trust 1998-4B, as Issuer, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

         "Certificate Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

         "Deficiency Amount" means the excess, if any, of Required Payments over the Net Available Distribution Amount for such Payment Date.

         "Due for Payment" shall mean the Business Day immediately preceding the Payment Date on which Insured Amounts are due.

         "First Payment Date" shall mean December 28, 1998.

         "Holder" shall mean any person who is the registered owner or beneficial owner of any Class B Notes.

         "Indenture" shall mean the Indenture with respect to the Class B Notes between Advanta Mortgage Loan Trust 1998-4B, as Issuer and Bankers Trust Company of California, N.A. as Indenture Trustee, dated November 1, 1998.

         "Indenture Trustee" shall mean Bankers Trust Company of California, N.A. or its successor-in-interest, in its capacity as Indenture Trustee under the Indenture, or if any successor indenture trustee or any co-trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

         "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of November 24, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master

Servicer, Bankers Trust Company of California, N.A., as Indenture Trustee, Ambac Assurance Corporation, as Insurer, and the Issuers as such Agreement may be amended, modified or supplemented from time to time.

         "Insured Amounts" shall mean, with respect to any Payment Date, the Deficiency Amount for such Payment Date.

         "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of (i) Insured Amounts for such Payment Date and (ii) Preference Amounts for any given Business Day.

         "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

         "Late Payment Rate" shall mean for any Payment Date, the greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the then applicable highest rate of interest on the Class B Notes. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "Net Available Distribution Amount" means, with respect to any Payment Date, the amount on deposit in the related Note Account on such Payment Date minus the Owner Trustee's Fee, the Indenture Trustee's Fee and the Premium Amount.

         "Nonpayment" shall mean, with respect to any Payment Date, a Deficiency Amount, owing in respect of such Payment Date.

         "Note Account" shall mean the account created and maintained with the Trustee for the benefit of the Noteholders and the Insurer pursuant to Section
8.3 of the Indenture.

         "Notes" shall mean any one of the Class B Notes substantially in the form set forth in Exhibit A-1 to the Indenture.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

         "Payment Date" shall mean the 25th day of any month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Payment Date.

         "Preference Amount" means any payment of principal or interest on a Class B Note which has become Due for Payment and which is made to a Holder by or on behalf of the Indenture Trustee which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

         "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

         "Reimbursement Amount" shall mean, as to any Payment Date, the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 8.7(b)(viii) of the Indenture, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) without duplication (i) any amounts then due and owing to the Insurer under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate.

         "Required Payments" shall mean, as of any Payment Date, the sum of (i) the Class A Interest Distribution Amount (excluding any Civil Relief Act Shortfalls, any Compensating Interest, any Prepayment Interest Shortfalls, any Available Funds Cap Current Amounts and any Available Funds Cap Carry-Forward Amounts) and (ii) for any Payment Date, any shortfalls in amounts available in the Note Account to pay the Overcollateralization Deficit and (iii) on the Final Scheduled Payment Date, any shortfall in amounts available in the Note Account to pay the outstanding Class A Principal Balance.


         "Trust Agreement" shall mean the Advanta Mortgage Loan Trust 1998-4B between Advanta Mortgage Conduit Services, Inc., as Sponsor and Wilmington Trust Company as Owner Trustee, dated as of November 1, 1998.

         Capitalized used herein and not otherwise defined shall have the meaning assigned to them in the Agreement or the Indenture.

         As provided by the Policy, the Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Insured Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

         The Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         A premium will be payable on this Policy on each Payment Date as provided in Section 8.7(b)(ii) of the Indenture, beginning with the First Payment Date, in an amount equal to the Premium Amount.

         The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York.

         IN WITNESS WHEREOF, the Ambac Assurance Corporation has caused this Endorsement to the Policy to be signed by its duly authorized officers.



/s/__________________________                  /s/______________________________
First Vice President                           Assistant Secretary

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. ABO211BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS


                                                           Date:  [        ]


Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

                  Reference is made to Certificate Guaranty Insurance Policy No. ABO211BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture, as the case may be, unless the context otherwise requires.

                  The Indenture Trustee hereby certifies as follows:


1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

                 2.       The relevant Payment Date is [date].

                 3. Payment on the Notes in respect of the Payment Date is due to be received on ________________ under the Indenture, in an amount equal to $________________.

                 4. There is an Insured Amount of $________________ in respect of the certificates, which amount is an Insured Amount pursuant to the terms of the Indenture.

                 5.       The sum of $____________________ is the Insured
                          Amount that is Due For Payment.

                 6. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date.

                  7. The Indenture Trustee hereby requests the payment of the Insured Amount that is Due For Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: __________________________________
                           Indenture Trustee's account number.

                  8. The Indenture Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall
                           (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Note Account and not commingle such funds with other funds held by Trustee and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.


                                                By:_____________________________
                                                          Indenture Trustee

                                                Title:__________________________
                                                               (Officer)

 [Ambac Assurance Logo]
Certificate Guaranty Insurance Policy
                                                     Ambac Assurance Corporation
                                                      c/o CT Corporation Systems
                                                44 East Mifflin Street, Madison,
                                                                 Wisconsin 53703
                                                          Administrative Office:
                                               One State Street Plaza, New York,
                                                                  New York 10004
                                                       Telephone: (212) 668-0340






Insured Obligations:  $100,000,000                    Policy Number:  AB0212BE
Advanta Mortgage Loan Trust 1998-4c,
Mortgage Backed Notes, Series 1998-4, Class C


                             Premium: Calculated as set forth in the Certificate Guaranty Insurance Policy Endorsement attached hereto and made a part hereof.

Ambac Assurance Corporation (Ambac) A Wisconsin Stock Insurance Company in consideration of the payment of the premium and subject to the terms of this Policy, hereby agrees unconditionally and irrevocably to pay to the Trustee for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

Ambac will make such payments to the Trustee from its own funds on the later of
(a) one (1) Business Day following notification to Ambac of Nonpayment or (b) the Business Day on which the Insured Amounts are Due for Payment. Such payments of principal or interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Ambac, transferring to Ambac all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligation. Ambac shall be subrogated to all the Holders' rights to payment on the Insured Obligations to the extent of the insurance disbursements so made. Once payments of the Insured Amounts have been made to the Trustee, Ambac shall have no further obligation hereunder in respect of such Insured Amounts.

In the event the Trustee for the Insured Obligations has notice that any payment of principal or interest on an Insured Obligation which has become Due for Payment and which is made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Ambac to the extent of such recovery if sufficient funds are not otherwise available.

This Policy is noncancelable by Ambac for any reason, including failure to receive payment of any premium due hereunder. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Ambac, nor against any risk other than Nonpayment, including failure of the Trustee to make any payment due Holders of Insured Amounts.

To the fullest extent permitted by applicable law, Ambac hereby waives and agrees not to assert any and all rights and defenses, to the extent such rights and defenses may be available to Ambac, to avoid payment of its obligations under this Policy in accordance with the express provisions hereof.

Any capitalized terms not defined herein shall have the meaning given such terms in the endorsement attached hereto or in the Agreement.

In witness whereof, Ambac has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officers in facsimile to become effective as their original signatures and binding upon Ambac by virtue of the countersignature of its duly authorized representative.


/s/P. Lassiter                                 /s/S. Cooke

President                                      Secretary


Effective Date:                                Authorized Representative

November 24, 1998

                       NOTE GUARANTY INSURANCE ENDORSEMENT


Attached to and forming                           Effective Date of Endorsement:
part of Policy #ABO212BE                                       November 24, 1998
issued to:


Bankers Trust Company
  of California, N.A.,
as Indenture Trustee for the Holders of
Advanta Mortgage Backed
Notes, Series 1998-4, Class C



         For all purposes of this Policy, the following terms shall have the following meanings:

         "Agreement" shall mean the Sale and Servicing Agreement dated as of November 1, 1998 between Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Bankers Trust Company of California, N.A., as Indenture Trustee, and the Advanta Mortgage Loan Trust 1998-4C, as Issuer, as such Agreement may be amended, modified or supplemented from time to time as set forth in the Agreement.

         "Certificate Insurance Policy" or "Policy" shall mean this Certificate Guaranty Insurance Policy together with each and every endorsement hereto.

         "Deficiency Amount" means the excess, if any, of Required Payments over the Net Available Distribution Amount for such Payment Date.

         "Due for Payment" shall mean the Business Day immediately preceding the Payment Date on which Insured Amounts are due.

         "First Payment Date" shall mean December 28, 1998.

         "Holder" shall mean any person who is the registered owner or beneficial owner of any Class C Notes.

         "Indenture" shall mean the Indenture with respect to the Class C Notes between Advanta Mortgage Loan Trust 1998-4C, as Issuer and Bankers Trust Company of California, N.A. as Indenture Trustee, dated November 1, 1998.

         "Indenture Trustee" shall mean Bankers Trust Company of California, N.A. or its successor-in-interest, in its capacity as Indenture Trustee under the Indenture, or if any successor indenture trustee or any co-trustee shall be appointed as provided therein, then "Indenture Trustee" shall also mean such successor trustee or such co-trustee, as the case may be, subject to the provisions thereof.

         "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of November 24, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, Bankers Trust Company of California, N.A., as Indenture Trustee, Ambac Assurance Corporation, as Insurer, and the Issuers as such Agreement may be amended, modified or supplemented from time to time.

         "Insured Amounts" shall mean, with respect to any Payment Date, the Deficiency Amount for such Payment Date.

         "Insured Payments" shall mean, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of (i) Insured Amounts for such Payment Date and (ii) Preference Amounts for any given Business Day.

         "Insurer" shall mean Ambac Assurance Corporation, or any successor thereto, as issuer of the Certificate Insurance Policy.

         "Late Payment Rate" shall mean for any Payment Date, the greater of (i) the rate of interest, as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the then applicable highest rate of interest on the Class C Notes. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

         "Net Available Distribution Amount" means, with respect to any Payment Date, the amount on deposit in the related Note Account on such Payment Date minus the Owner Trustee's Fee, the Indenture Trustee's Fee and the Premium Amount.

         "Nonpayment" shall mean, with respect to any Payment Date, a Deficiency Amount, owing in respect of such Payment Date.

         "Note Account" shall mean the account created and maintained with the Trustee for the benefit of the Noteholders and the Insurer pursuant to Section
8.3 of the Indenture.

         "Notes" shall mean any one of the Class C Notes substantially in the form set forth in Exhibit A-1 to the Indenture.

         "Notice" shall mean the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Amount which shall be due and owing on the applicable Payment Date.

         "Payment Date" shall mean the 25th day of any month (or if such 25th day is not a Business Day, the first Business Day immediately following) beginning with the First Payment Date.

         "Preference Amount" means any payment of principal or interest on a Class C Note which has become Due for Payment and which is made to a Holder by or on behalf of the Indenture Trustee which has been deemed a preferential transfer and theretofore recovered from its Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction.

         "Premium Percentage" shall have the meaning set forth in the Insurance Agreement.

         "Reimbursement Amount" shall mean, as to any Payment Date, the sum of
(x) (i) all Insured Payments paid by the Insurer, but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to Section 8.7(b)(viii) of the Indenture, plus (ii) interest accrued thereon, calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments, and (y) without duplication (i) any amounts then due and owing to the Insurer under the Insurance Agreement plus (ii) interest on such amounts at the Late Payment Rate.

         "Required Payments" shall mean, as of any Payment Date, the sum of (i) the Class A Interest Distribution Amount (excluding any Civil Relief Act Shortfalls, any Compensating Interest, any Prepayment Interest Shortfalls, any Available Funds Cap Current Amounts and any Available Funds Cap Carry-Forward Amounts) and (ii) for any Payment Date, any shortfalls in amounts available in the Note Account to pay the Overcollateralization Deficit and (iii) on the Final Scheduled Payment Date, any shortfall in amounts available in the Note Account to pay the outstanding Class A Principal Balance.

         "Trust Agreement" shall mean the Advanta Mortgage Loan Trust 1998-4C between Advanta Mortgage Conduit Services, Inc., as Sponsor and Wilmington Trust Company as Owner Trustee, dated as of November 1, 1998.

         Capitalized used herein and not otherwise defined shall have the meaning assigned to them in the Agreement or the Indenture.

         As provided by the Policy, the Insurer will pay any amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Insured Amount is due or the Business Day following receipt in New York, New York on a Business Day by the Insurer of a Notice; provided that, if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice is not in proper form or is otherwise insufficient for the purpose of making a claim under the Policy, it shall be deemed not to have been received for purposes of this paragraph, and the Insurer shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

         The Insurer hereby agrees that if it shall be subrogated to the rights of Holders by virtue of any previous payment under this Policy, no recovery of such payment will occur unless the full amount of the Holders' allocable distributions for such Payment Date can be made. In so doing, the Insurer does not waive its rights to seek full payment of all Reimbursement Amounts owed to it under the Agreement.

         The terms and provisions of the Agreement constitute the instrument of assignment referred to in the second paragraph of the face of this Policy.

         A premium will be payable on this Policy on each Payment Date as provided in Section 8.7(b)(ii) of the Indenture, beginning with the First Payment Date, in an amount equal to the Premium Amount.

         The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         The Policy to which this Endorsement is attached and of which it forms a part is hereby amended to provide that there shall be no acceleration payment due under the Policy unless such acceleration is at the sole option of the Insurer.

         Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, provisions, agreements or limitations of the above mentioned Policy other than as above stated.

         This Policy is issued under and pursuant to, and shall be construed under, the laws of the State of New York.

         IN WITNESS WHEREOF, the Ambac Assurance Corporation has caused this Endorsement to the Policy to be signed by its duly authorized officers.



/s/_____________________________          /s/_________________________________
First Vice President                      Assistant Secretary

                                    EXHIBIT A
                  TO THE CERTIFICATE GUARANTY INSURANCE POLICY
                               Policy No. ABO212BE


                         NOTICE OF NONPAYMENT AND DEMAND
                         FOR PAYMENT OF INSURED AMOUNTS


                                                  Date:  [         ]


Ambac Assurance Corporation
One State Street Plaza
New York, New York  10004
Attention:  General Counsel

                  Reference is made to Certificate Guaranty Insurance Policy No. ABO212BE (the "Policy") issued by Ambac Assurance Corporation ("Ambac"). Terms capitalized herein and not otherwise defined shall have the meanings specified in the Policy and the Indenture, as the case may be, unless the context otherwise requires.

                  The Indenture Trustee hereby certifies as follows:


1. The Indenture Trustee is the Indenture Trustee under the Indenture for the Holders.

                 2.       The relevant Payment Date is [date].

                 3. Payment on the Notes in respect of the Payment Date is due to be received on ________________ under the Indenture, in an amount equal to $_________________.

                 4. There is an Insured Amount of $_________________ in respect of the certificates, which amount is an Insured Amount pursuant to the terms of the Indenture.

                 5.       The sum of $____________________ is the Insured
                          Amount that is Due For Payment.

                 6. The Indenture Trustee has not heretofore made a demand for the Insured Amount in respect of the Payment Date.

                  7. The Indenture Trustee hereby requests the payment of the Insured Amount that is Due For Payment be made by Ambac under the Policy and directs that payment under the Policy be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy to: __________________________________
                           Indenture Trustee's account number.

                  8. The Indenture Trustee hereby agrees that, following receipt of the Insured Amount from Ambac, it shall
                           (a) hold such amounts in trust and apply the same directly to the distribution of payment on the Notes when due; (b) not apply such funds for any other purpose; (c) deposit such funds to the Note Account and not commingle such funds with other funds held by Trustee and (d) maintain an accurate record of such payments with respect to each certificate and the corresponding claim on the Policy and proceeds thereof.


                                             By:_____________________________
                                                       Indenture Trustee

                                             Title:__________________________
                                                            (Officer)